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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 29, 2002 (Date of earliest event reported)
Toyota Auto Finance Receivables LLC on behalf of the Toyota Auto Receivables 2002-A Owner Trust (Exact name of registrant as specified in its charter)
DELAWARE (State or Other Jurisdiction of Incorporation)	333-58164 333-74872 (Commission File Number)	95-4836519 (I.R.S. Employer Identification No.)
19300 Gramercy Place, North Building Torrance, California 90509 (Address of principal executive offices)

Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

        On January 29, 2002, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of January 1, 2002 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

        On January 29, 2002, the Toyota Auto Receivables 2002-A Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement dated as of January 1, 2002 (the "Trust Agreement"), by and between TAFR LLC, as depositor, and First Union Trust Company, National Association, as owner trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of January 1, 2002 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust.

        On January 29, 2002, the Trust caused the issuance, pursuant to that certain Indenture dated as of January 1, 2002 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee and securities intermediary, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 (collectively, the "Notes").

        On January 29, 2002, the Trust, TMCC as administrator, Wells Fargo Bank Minnesota, National Association as indenture trustee and First Union Trust Company, National Association as owner trustee entered into that certain Administration Agreement dated as of January 1, 2002 (the "Administration Agreement"), pursuant to which TMCC agreed to perform certain duties of the Issuer, the Owner Trustee and the Indenture Trustee.

        On January 29, 2002, the Trust entered into that certain ISDA Master Agreement (the "Master Agreement") dated as of January 29, 2002, a Schedule to the Swap Agreement dated as of January 29, 2002 (the "Schedule to the Swap Agreement"), a Class A-2 Confirmation to the Swap Agreement dated as of January 29, 2002 (the "Class A-2 Confirmation") and a Class A-3 Confirmation to the Swap Agreement dated as of January 29, 2002 (the "Class A-3 Confirmation", and together with the Master Agreement, the Schedule to the Swap Agreement and the Class A-2 Confirmation, the "Swap Agreement"), collectively embodying an interest rate swap between the Trust and TMCC, as swap counterparty.

        On January 29, 2002, the Trust, as assignor, Wells Fargo Bank Minnesota, National Association, as assignee, and TMCC, as swap counterparty, entered into that certain Assignment of the Swap Agreement dated as of January 29, 2002 (the "Assignment of the Swap Agreement"), pursuant to which the Trust assigned its interest in the Swap Agreement to Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee.

        On January 29, 2002, $387,000,000 of the Class A-2 Notes, $429,000,000 of the Class A-3 Notes and $234,932,000 of the Class A-4 Notes were sold to J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Deutsche Banc Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 15, 2002, by and among TAFR LLC, TMCC and the Underwriters. The Underwriting Agreement was filed as Exhibit 1.1 to an 8-K filing on January 29, 2002.

        On January 29, 2002, the Trust, as Issuer, and TMCC, as initial holder of the Revolving Liquidity Note (the "Revolving Liquidity Note"), entered into that certain Revolving Liquidity Note Agreement dated as of January 29, 2002 (the "Revolving Liquidity Note Agreement"), pursuant to which the Trust issued the Revolving Liquidity Note to TMCC.

        The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statements on Form S-3 (Commission File Nos. 333-58164 and 333-74872).

        Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

        Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Master Agreement, as Exhibit 4.7 is the Schedule to the Swap Agreement, as Exhibit 4.8 is the Class A-2 Confirmation, as Exhibit 4.9 is the Class A-3 Confirmation, as Exhibit 4.10 is the Assignment of the Swap Agreement and as Exhibit 4.11 is the Revolving Liquidity Note Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement dated as of January 1, 2002, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.
Exhibit 4.2	Indenture dated as of January 1, 2002, by and between the Registrant, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee and securities intermediary.
Exhibit 4.3	Receivables Purchase Agreement dated as of January 1, 2002, by and between TAFR LLC, as purchaser, and TMCC, as seller.
Exhibit 4.4	Trust Agreement dated as of January 1, 2002, by and between TAFR LLC, as depositor, and First Union Trust Company, National Association, as owner trustee.
Exhibit 4.5
Administration Agreement dated as of January 1, 2002, by and among the Registrant, as issuer, TMCC, as administrator, Wells Fargo Bank Minnesota, National Association, as indenture trustee, and First Union Trust Company, National Association, as owner trustee.
Exhibit 4.6	Master Agreement dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.7	Schedule to the Swap Agreement dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.8	Class A-2 Confirmation dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.9	Class A-3 Confirmation dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.10	Assignment of the Swap Agreement dated as of January 29, 2002, by and among the Registrant, as assignor, Wells Fargo Bank Minnesota, National Association, as assignee, and TMCC, as swap counterparty.
Exhibit 4.11	Revolving Liquidity Note Agreement dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as initial holder of the Revolving Liquidity Note.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC
By:	/s/ LLOYD MISTELE Name: Lloyd Mistele Title: President

February 12, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement dated as of January 1, 2002, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.
Exhibit 4.2	Indenture dated as of January 1, 2002, by and between the Registrant, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee and securities intermediary.
Exhibit 4.3	Receivables Purchase Agreement dated as of January 1, 2002, by and between TAFR LLC, as purchaser, and TMCC, as seller.
Exhibit 4.4	Trust Agreement dated as of January 1, 2002, by and between TAFR LLC, as depositor, and First Union Trust Company, National Association, as owner trustee.
Exhibit 4.5
Administration Agreement dated as of January 1, 2002, by and among the Registrant, as issuer, TMCC, as administrator, Wells Fargo Bank Minnesota, National Association, as indenture trustee, and First Union Trust Company, National Association, as owner trustee.
Exhibit 4.6	Master Agreement dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.7	Schedule to the Swap Agreement dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.8	Class A-2 Confirmation dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.9	Class A-3 Confirmation dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as swap counterparty.
Exhibit 4.10	Assignment of the Swap Agreement dated as of January 29, 2002, by and among the Registrant, as assignor, Wells Fargo Bank Minnesota, National Association, as assignee, and TMCC, as swap counterparty.
Exhibit 4.11	Revolving Liquidity Note Agreement dated as of January 29, 2002, between the Registrant, as issuer, and TMCC, as initial holder of the Revolving Liquidity Note.

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